Click to edit Master title style Click to edit Master subtitle style Herc Holdings Inc. First Quarter Earnings Conference Call for the period ending March 31, 2017 May 9, 2017

Agenda 2NYSE: HRI Welcome and Introductions Elizabeth Higashi Vice President, Investor Relations Strategic Update and Industry Outlook Larry Silber President and Chief Executive Officer Q1 Financial Review Barbara Brasier Senior Vice President and Chief Financial Officer Q&A Larry Silber Barbara Brasier Bruce Dressel Senior Vice President and Chief Operating Officer

Safe Harbor Statements 3NYSE: HRI Basis of Presentation The financial information included in this presentation is based upon the condensed consolidated financial statements of the Company which are presented on a basis of accounting that reflects a change in reporting entity and have been adjusted for the effects of the spin-off, which effected our separation from Hertz Rental Car Holding Company, Inc. (“New Hertz”). These financial statements and financial information represent only those operations, assets, liabilities and equity that form Herc Holdings Inc. on a stand-alone basis. Since the spin-off occurred on June 30, 2016, prior period amounts represent carve-out financial results. Forward-Looking Statements This presentation contains statements, including those related to 2017 guidance, that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including: • Risks related to material weaknesses in our internal control over financial reporting and the restatement of financial statements previously issued by Hertz Global Holdings, Inc. (in its form prior to the spin-off, “Hertz Holdings”), including that: we have identified material weaknesses in our internal control over financial reporting that may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor and lender confidence in us and, as a result, the value of our common stock and our ability to obtain future financing on acceptable terms, and we may identify additional material weaknesses as we continue to assess our processes and controls as a stand-alone company with lower levels of materiality; such material weaknesses could result in a material misstatement of our consolidated financial statements that would not be prevented or detected; we receive certain transition services from New Hertz pursuant to the transition services agreement covering information technology services and other areas, which impact our control environment and, therefore, our internal control over financial reporting; we continue to expend significant costs and devote management time and attention and other resources to matters related to our internal control over financial reporting and our material weaknesses and Hertz Holdings' restatement could adversely affect our ability to execute our strategic plan; our efforts to design and implement an effective control environment may not be sufficient to remediate the material weaknesses or prevent future material weaknesses; our material weaknesses and Hertz Holdings' restatement could expose us to additional risks that could materially adversely affect our financial position, results of operations and cash flows, including as a result of events of default under the agreements governing our indebtedness and/or government investigations, regulatory inquiries and private actions; we may experience difficulties implementing new information technology systems to maintain our books and records and provide operational information to our management team; if we decide to not implement the new operational system for our back office processes, we could need to expense items that were previously capitalized, which could have a material adverse effect on our results of operations; we could experience disruptions to our control environment in connection with the relocation of our Shared Services Center, including as a result of the failure to retain key employees who possess specific knowledge or expertise necessary for the timely preparation of our financial statements; and Hertz Holdings' restatement has resulted in government investigations, books and records demands, and private litigation and could result in government enforcement actions and private litigation that could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows;

Safe Harbor Statements - Continued 4NYSE: HRI • Risks related to the spin-off, which effected our separation from New Hertz, such as: we have limited operating history as a stand-alone public company, and our historical financial information for periods prior to July 1, 2016, is not necessarily representative of the results that we would have achieved as a separate, publicly traded company, and may not be a reliable indicator of our future results; the liabilities we have assumed and will share with New Hertz in connection with the spin- off could have a material adverse effect on our business, financial condition and results of operations; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes, including for reasons outside of our control, then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; if New Hertz fails to pay its tax liabilities under the tax matters agreement or to perform its obligations under the separation and distribution agreement, we could incur significant tax and other liability; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; the loss of the Hertz brand and reputation could materially adversely affect our ability to attract and retain customers; the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; and if the spin-off is not a legal dividend, it could be held invalid by a court and have a material adverse effect on our business, financial condition and results of operations; • Business risks could have a material adverse effect on our business, results of operations, financial condition and/or liquidity, including: o the cyclicality of our business, a slowdown in economic conditions or adverse changes in the economic factors specific to the industries in which we operate, in particular industrial and construction; o the dependence of our business on the levels of capital investment and maintenance expenditures by our customers, which in turn are affected by numerous factors, including the level of economic activity in their industries, the state of domestic and global economies, global energy demand, the cyclical nature of their markets, expectations regarding government spending on infrastructure improvements or expansions, their liquidity and the condition of global credit and capital markets; o we may have difficulty obtaining the resources that we need to operate, or our costs to do so could increase significantly; o intense competition in the industry, including from our own suppliers, that may lead to downward pricing or an inability to increase prices; o any occurrence that disrupts rental activity during our peak periods given the seasonality of the business, especially in the construction industry; o doing business in foreign countries exposes us to additional risks, including under laws and regulations that may conflict with U.S. laws and those under anticorruption, competition, economic sanctions and anti-boycott regulations; o our success as an independent company will depend on our new senior management team, the ability of other new employees to learn their new roles, and our ability to attract and retain key management and other key personnel; o some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; o changes in the legal and regulatory environment that affect our operations, including with respect to taxes, consumer rights, privacy, data security and employment matters, could disrupt our business and increase our expenses; o an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact;

Safe Harbor Statements - Continued 5NYSE: HRI o other operational risks such as: any decline in our relations with our key national account customers or the amount of equipment they rent from us; our equipment rental fleet is subject to residual value risk upon disposition, and may not sell at the prices we expect; we may be unable to protect our trade secrets and other intellectual property rights; we may fail to respond adequately to changes in technology and customer demands; our business is heavily reliant upon communications networks and centralized information technology systems and the concentration of our systems creates or increases risks for us, including the risk of the misuse or theft of information we possess, including as a result of cyber security breaches or otherwise, which could harm our brand, reputation or competitive position and give rise to material liabilities; failure to maintain, upgrade and consolidate our information technology networks could materially adversely affect us; we may face issues with our union employees; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; environmental, health and safety laws and regulations and the costs of complying with them, or any change to them impacting our customers’markets could materially adversely affect us; decreases in government spending could materially adversely affect us and a lack of or delay in additional infrastructure spending may have a material adverse effect on our share price; maintenance and repair costs associated with our equipment rental fleet could materially adversely affect us; and strategic acquisitions could be difficult to identify and implement and could disrupt our business or change our business profile significantly; • Risks related to our substantial indebtedness, such as: our substantial level of indebtedness exposes us or makes us more vulnerable to a number of risks that could materially adversely affect our financial condition, results of operations, cash flows, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; an increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability; and any additional debt we incur could further exacerbate these risks; • Risks related to the securities market and ownership of our stock, including that: the market price of our common stock may fluctuate significantly; the market price of our common stock could decline as a result of the sale or distribution of a large number of our shares or the perception that a sale or distribution could occur and these factors could make it more difficult for us to raise funds through future stock offerings; and provisions of our governing documents could discourage potential acquisition proposals and could deter or prevent a change in control; and • Other risks and uncertainties set forth in our Annual Report on Form 10-K for the year ended December 31, 2016, under Item 1A "Risk Factors" and in our other filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements.

Information Regarding Non-GAAP Financial Measures  In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation which is not calculated according to GAAP (“non-GAAP”), such as adjusted EBITDA, free cash flow and normalized selling, general and administrative expenses. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry.  Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the Appendix to this presentation. 6NYSE: HRI

Q1 Key Takeaways Our strategy is driving strong top- line growth We are making investments to transform the business We are investing in the activities to support a stand- alone public company We are affirming our 2017 guidance and are on track with our five-year business transformation We remain confident in our strategy 7

Financial Highlights – Q1 2017 8NYSE: HRI 1 Excluding impact of foreign currency translation. 2 Key markets are defined as markets we currently serve outside of upstream oil and gas markets, overall refers to all markets. 3 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 24. 4 Herc Holdings does not provide forward-looking guidance for certain financial measures on a GAAP basis or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures on a forward-looking basis because it is unable to predict certain items contained in the GAAP measures without unreasonable efforts. Certain items that impact net income (loss) cannot be predicted with reasonable certainty, such as restructuring and restructuring related charges, special tax items, borrowing levels (which affect interest expense), gains and losses from asset sales, the ultimate outcome of pending litigation and spin-related costs 5 For a calculation of net fleet capital expenditures, see slide 21. Equipment Rental Revenues $320.6 million Equipment Rental Revenue Growth1 + 8.5% in Key Markets2 85% of total + 3.8% YoY Overall2 Pricing + 1.7% YoY in Key Markets + 1.1% YoY Overall Net Income (Loss) ($39.2) million Adjusted EBITDA3 $97.8 million 25.1% margin Affirmed 2017 Guidance4 Adjusted EBITDA: $550 to $590 million Net Fleet Capital Expenditures5 : $275 to $325 million

Strategic Direction Disciplined Capital Management Expand and Diversify Revenues Improve Operating Effectiveness Enhance Customer Experience On the Path Forward • Broaden customer base • Expand products and services • Increase density • Grow ancillary revenues • Focus on safety and labor productivity • Improve vendor management and fleet availability • Drive operating performance through mix and volume • Provide premium products and services • Introduce innovative technology solutions • Drive EBITDA margin growth • Emphasize fleet management • Improve key financial metrics 9NYSE: HRI

Expand and Diversify Revenues: Q1 2017 Highlights • Rental revenue growth accelerated throughout the first quarter • The West and Southeast were especially strong; the Midwest region is also improving • Pricing was strong in key markets, particularly in the U.S. in both national and local accounts • New account signings and re-activations were at a record monthly high in March1 • Local rental revenues increased at a faster rate than national rental revenues • Ancillary revenue increased 8% in 2017 compared with 2016 • Positioning ProSolutions and ProContractor for growth -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% Key Markets Overall Year-Over-Year Price Change by Quarter3 10NYSE: HRI Year-Over-Year Rental Revenue Growth by Market2,3 (5.0%) 0.0% 5.0% 10.0% 15.0% Key Markets Overall 12.2% 8.1% 7.2% 6.2% 8.5% (0.8%) 0.1% 1.4% 1.3% 3.8% Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 1.6% 1.7% 1.8% 1.5% 1.7% (0.5%) 0.5% 0.5% 0.5% 1.1% Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 1 Although management considers the number of new account signings and re-activations as an indicator of the momentum of our business and effectiveness of our sales organization, the number of new account signings and re-activations is not indicative of future revenues 2 Excludes the impact of foreign currency 3 North America

Improve Operating Effectiveness: Q1 2017 Highlights • Safety performance continued to improve in the first quarter compared with prior year – with the YTD total recordable incident rate (TRIR) declining approximately 14% • Opened three greenfield locations • Made additional investment in sales and training programs for our sales and branch operations teams • Focused on improving branch efficiencies through broader operating process applications • Kept direct operating expense as a % of total revenues in the first quarter flat compared with a year ago • FUR was 13.0% in March 2017 compared to 12.4% in March 2016, primarily reflecting the timing of seasonal equipment that came off rent in Canada due to an early spring this year 11NYSE: HRI

Enhance Customer Experience: Q1 2017 Highlights

- New Customer Care and telesales initiatives are paying off through increased sales and new leads
- We are continuing to:
  - Expand ProSolutions Centers of Excellence - now in 32 locations
  - Upgrade branches to showcase ProContractor equipment
    - 35 branch locations now updated
    - More than 50% of targeted branches to be completed by year-end
  - Shift core OEC categories to premium equipment with broader customer appeal particularly to professional contractors
  - Expand ProControl™ telematics to strategic customers
- Introducing new e-Apply online credit application


HercRentals
ProContractor Tools
Rented Here


PROCONTROL
HercRentals
CATALOG
PROSOLUTIONS
Industrial Tools
HercRentals

HercRentals™ NYSE: HRI 12

Industry Outlook Highlights Positive market growth and further penetration of rental solutions expected to continue 1 The American Institute of Architects (AIA). 2 ARA / IHS Global Insight as of May 2017, excludes Party & Event data. 3 Dodge Analytics. 4 Industrial information resources. ($ in billions) as of May 2017 N.A. Equipment Rental Market 2 Non-Residential Starts 3 Architecture Billings Index 1 Industrial Spending 4 $299.2 $306.4 2016 2017E J a n -9 6 J a n -0 0 J a n -0 4 J a n -0 8 J a n -1 2 J a n -1 6 50 $235 $249 $272 $281 $ 2016 2017E 2018E 2019E ($ in billions) a$3s5 0 of April 2017 13NYSE: HRI Mar 54.3 as of April 2017 ($ in billions) as of April 2017 • Key industry metrics remain positive – non- residential construction growth of 4.6% projected through 2019 • American Rental Association (ARA) forecasts North American equipment rental growth of 4.5% through 2021 • Industrial spending is expected to grow 2.4% in 2017 • Continuing shift from ownership to rental will fuel growth $38 $31 $32 $35 $38 $41 $44 $47 $49 $51 $53 $56 $59 $61 08 09 10 11 12 13 14 15 16 17E 18E 19E 20E 21E

Transformation in Process  Executing our strategy and driving improvements in operating performance  Rebranding of U.S. locations is nearly 90% complete  Successfully diversifying fleet mix to higher dollar utilization equipment categories  Achieving above market growth in major urban locations  Growing local rental revenues faster than national accounts  Broadening Herc Rentals Operating Model to improve branch efficiency  Reducing equipment, parts and service costs through better vendor management  Enhancing customer service through key initiatives such as premium brands and new technologies 14NYSE: HRI

Financial Overview 15

Q1 Financial Summary 16NYSE: HRI 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 24. $ in millions, except EPS Three Months Ended March 31, 2017 2016 Equipment Rental Revenues $ 320.6 $ 307.8 Total Revenues 389.4 365.6 Net Income (Loss) (39.2) (1.5) Diluted Earnings (Loss) Per Share (1.39) (0.05) Adjusted EBITDA1 $ 97.8 $ 107.8

Q1 Equipment Rental Revenues $ in millions • Overall equipment rental revenues increased 4.2% • Equipment rental revenue increased +8.5% in key markets, excluding currency • Key markets represented 85% of rental revenue − Traction of urban market strategy • Key markets increase attributable to: – Strong growth in the West and Southeast – ProSolutions growth year-over- year • Pricing increased 1.7% YoY in key markets and 1.1% overall Q1 Equipment Rental Revenue Bridge Q1 Summary 17NYSE: HRI $ 320.6 $9.6$1.0 $21.4 $307.8 150 170 190 210 230 250 270 290 310 330 350 2016 Currency translation Key markets Oil and gas 2017

• Total revenues for the first quarter were $389 million compared with $366 million in 2016, an increase of 6.5% • Higher sales of revenue earning equipment was related to aggressive fleet management to achieve our strategic goals • New equipment sales were lower due to the focus on higher-margin rental activities Q1 Total Revenue Bridge $ in millions Q1 Summary Q1 Total Revenues 18NYSE: HRI $389.4 $6.0$11.8 $365.6 $1.2 $16.8 250 270 290 310 330 350 370 390 410 430 2016 Currency translation Equipment rental revenue Sales of revenue earning equipment Sales of new equipment and other 2017

$ in millions • Interest expense reflects debt on a stand- alone basis and includes $5.8 million related to the cost of the redemption of 10% of the senior notes in the first quarter • All Other includes the impact of increases in SG&A and DOE as well as declines in oil and gas contribution • Fleet depreciation increased due to fleet growth and carry over effect of normal course rate adjustments made in 2016 Q1 Summary Q1 Net Income Q1 Net Income Bridge 19NYSE: HRI 1 Excludes the impact of currency translation. $(39.2) $0.2 $31.3 $10.8 $12.1 $15.1 $1.6 ($1.5) (45) (35) (25) (15) (5) 5 15 25 2016 Currency Translation Income tax benefit Spin-off costs Interest expense Depreciation of REE All Other 2017 1 11

0 20 40 60 100 140 $ in millions Q1 Adjusted EBITDA Bridge Q1 Adjusted EBITDA1 • The improvement in the results of the sales of revenue earning equipment and key markets added positively to adjusted EBITDA in the quarter • Upstream oil and gas results were impacted by continued headwinds resulting in lower adjusted EBITDA compared with 2016 • Business transformation costs totaled $4.2 million • Stand-alone public company costs increased $5.5 million in the quarter compared with 2016 • Professional fees related to year-end reporting drove $4 million of additional costs • $2.3 million charge related to the bankruptcy filing of a large customer was recorded in the quarter 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 24. 20NYSE: HRI $97.8$5.5 $4.0 $2.3 $4.2 $5.6 $0.2 $7.4 $4.0$107.8 0 20 40 60 80 100 120 140 2016 Currency translation Loss on sales of revenue earning equipment Stand-alone costs Year-end reporting Customer bankruptcy Business transformation costs Key markets Oil and gas 2017 Q1 SG&A was approximately $75 million, excluding year-end reporting costs and the customer bankruptcy charge1. Q1 Summary

NYSE: HRI 21 1 Cash Flow Basis 2 Based on ARA guidelines. Fleet Capital Expenditures • Cash expenditures for revenue earning equipment were $56.2 million as we continued to make progress in shifting fleet into high dollar utilization categories • Cash proceeds from disposals was $44.7 million, resulting in net fleet capital expenditures of $11.5 million • Rental equipment at OEC 2 remained unchanged from year-end at $3.56 billion • Average rental equipment at OEC2 for the quarter ended March 31, 2017, grew 5.3% versus the prior year’s first quarter $ in millions Three Months Ended March 31, 2017 2016 $ Variance Total Revenue Earning Equipment Expenditures $ 56.2 $ 36.7 $ 19.5 Revenue Earning Equipment Disposals $ (44.7) $ (41.7) $ (3.0) Net Fleet Capital Expenditures 1 $ 11.5 $ (5.0) $ 16.5

NYSE: HRI 22 Debt and Liquidity Debt Ample Liquidity $ in millions, as of 03/31/17 ABL Credit Facility $978.8 Senior Secured Second Priority Notes $549.0 $562.5 '17 '18 '19 '20 '21 '22 '23 '24 • Stable debt with long dated maturities provide financial flexibility  Total long-term debt of $2.2 billion as of March 31, 2017 • Utilizing borrowings under our ABL Credit Facility, we redeemed 10% or $123.5 million of the outstanding senior notes and recorded a $5.8 million loss on the early extinguishment of debt • Maintained ample liquidity during the quarter with $773 million as of March 31, 2017 • Net cash from operating activities totaled $86.2 million with free cash flow1 for the first quarter of $59 million positively impacted by changes in working capital Capital Leases $66.5 1 For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 24. Total Liquidity $ 772.6 Cash and Cash Equivalents ABLAvailability 24.3 748.3 Facility Outstanding Letters of Credit 1,750.0 (978.8) (22.9)

NYSE: HRI 23 Our strategy is driving strong top- line growth We are making investments to transform the business We are investing in the activities to support a stand- alone public company We are affirming our 2017 guidance and are on track with our five-year business transformation We remain confident in our strategy Q1 Key Takeaways

NYSE: HRI 24 Appendix 24

25NYSE: HRI 1 OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association, which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 2 Fleet Age: The OEC weighted age of the entire fleet. Net Fleet Capital Expenditures: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment. 3 Dollar Utilization ($ Ute): Dollar utilization is an operating measure calculated by dividing rental revenue by the average OEC of the equipment fleet for the relevant time period. 4 Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. 5 FUR: Fleet unavailable for rent. 6 Glossary of Terms Commonly Used in the Industry

26NYSE: HRI Reconciliation of Net Income to EBITDA and Adjusted EBITDA  EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies.  EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income (loss), provision for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain on disposal of a business and certain other items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and period-over- period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non- GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. However, EBITDA and Adjusted EBITDA do not purport to be alternatives to net earnings as an indicator of operating performance. Additionally, neither measure purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments.

27NYSE: HRI Reconciliation of Net Income to EBITDA and Adjusted EBITDA $ in millions Three months ended March 31, 2017 2016 Net income (loss) $ (39.2) $ (1.5) Provision for income taxes (15.1) - Interest expense, net 37.8 6.5 Depreciation of revenue earning equipment 92.9 81.8 Non-rental depreciation and amortization 11.7 10.5 EBITDA 88.1 97.3 Restructuring charges 0.6 0.3 Spin-off costs 7.6 9.2 Non-cash stock-based compensation charges 1.5 1.0 Adjusted EBITDA $ 97.8 $ 107.8 Total Revenues $ 389.4 $365.6 Adjusted EBITDA $ 97.8 $ 107.8 Adjusted EBITDA Margin 25.1% 29.5%

28NYSE: HRI Reconciliation of Free Cash Flow Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less revenue earning equipment expenditures, proceeds from disposal of revenue earning equipment, property and equipment expenditures, proceeds from disposal of property and equipment and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures.

29NYSE: HRI Reconciliation of Free Cash Flow $ in millions Three Months Ended March 31, 2017 2016 Net cash provided by operating activities $ 86.2 $102.6 Revenue earning equipment expenditures ( (56.2) (36.7) Proceeds from disposal of revenue earning equipment 44.7 41.7 Property and equipment expenditures (17.9) (4.7) Proceeds from disposal of property and equipment 0.5 1.2 Other investing activities 1.4 2.9 Free Cash Flow $ 58.7 $107.0

30NYSE: HRI Normalized Selling, General and Administrative Expenses $ in millions Three Months Ended March 31, 2017 Selling, general and administrative expenses $ 81.2 Less: Year-end reporting expenses (4.0) Customer bankruptcy (2.3) Normalized selling, general and administrative expenses $ 74.9 Normalized selling, general and administrative expenses is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Management uses normalized selling, general and administrative expenses to evaluate operating performance and predict future performance without regard to potential distortions, and believes that investors will likewise find this non-GAAP measure useful in evaluating and predicting the Company’s performance.

Diversifying the Fleet to Maximize Dollar Utilization 31NYSE: HRI Aerial - Booms 19.3% Aerial - Scissors & Other 6.4% Earthmoving - Heavy 10.7% Earthmoving - Compact 7.5%Material Handling- Telehandlers 13.5% Material Handling - Industrial 3.2% Trucks and Trailers 12.9% ProSolutions 13.4% ProContractor 4.7% Air Compressors 3.0% Other 2.0% Lighting 1.7% Compaction 1.7% Aerial - Booms 19.1% Aerial - Scissors & Other 6.8% Earthmoving - Heavy 10.1% Earthmoving - Compact 7.4%Material Handling- Telehandlers 12.8% Material Handling - Industrial 4.0% Trucks and Trailers 12.6% ProSolutions 13.5% ProContractor 5.2% Air Compressors 3.0% Other 2.0% Lighting 1.8% Compaction 1.7% OEC as of 12/31/2016 OEC as of 3/31/2017 Increased • Aerial – Scissor Lifts • Material Handling - Industrial • ProContractorTM and ProSolutionsTM Reduced • Aerial – Booms • Earthmoving - Heavy • Material Handling - Telehandlers

32NYSE: HRI